SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):January 5, 2007

Zynex Medical Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	33-26787-D	90-0214497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 South Park Way, Suite A-9, Littleton, CO 80120
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number: (303) 703-4906

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Total pages: 5

Item 3.02 Unregistered Sales of Equity Securities

In the fourth quarter of 2006 and through January 5, 2007, Zynex Medical Holdings, Inc. entered into securities transactions with twelve accredited investors introduced to the Company by a broker-dealer as placement agent, pursuant to which we sold 1,628,125 shares of common stock at $0.32 per share in cash. These shares were accompanied by five-year warrants to purchase a total of 1,302,500 shares of common stock at a fixed exercise price of $0.39 per share.

For these sales, we paid the broker-dealer a fee of (a) $46,890 equal to 9% of the gross cash proceeds received by us, (b) a non accountable expense reimbursement of $5,210 equal to 1% of the gross proceeds and (c) 146,531 shares of our common stock equal to 9% of the aggregate number of shares of common stock purchased by investors. In addition, an investment banker who introduced us to the broker-dealer received a finder’s fee of $16,412 and 43,959 shares of common stock.

We have previously reported the sale in June 2006 and August 2006 of 546.875 shares of common stock with warrants for 437,500 to persons introduced by the broker-dealer. See our Form 10-QSB Reports for the quarters ended June 30, 2006 and September 30, 2006, Part II, Item 2.

The issuances of the above-referenced securities were exempt as a non-public offering from registration requirements of the Securities Act of 1933 based upon our belief that each of the investors and CIG is an accredited investor as defined under Regulation D and that each investor purchased, and CIG and the referenced investment banker received, the securities for their own investment without a view toward distribution of such securities. In addition, there was not any general advertisement or solicitation in connection with the sale of the above-referenced securities.

The descriptions in this report of the securities purchase agreement, the warrant and related matters are qualified entirely by the reference to the transaction documents attached as exhibits, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit   Description

10.1	Form of Securities Purchase Agreement.
10.2	Form of Registration Rights Agreement.
10.3	Form of Warrant, incorporated by reference to Exhibit 10.4 of the Company’s Quarterly Report on Form 10-QSB, filed August 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on as its behalf by the undersigned hereunto duly authorized.

Zynex Medical Holdings, Inc. (Registrant)

Date: January 30, 2007	By:	/s/ Thomas Sandgaard
Thomas Sandgaard President and Chief Executive Officer

Exhibit No                                 Document

10.1	Form of Securities Purchase Agreement.
10.2	Form of Registration Rights Agreement.
10.3	Form of Warrant, incorporated by reference to Exhibit 10.4 of the Company’s Quarterly Report on Form 10-QSB, filed August 18, 2006.